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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) January 31, 2001
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                            ZAXIS INTERNATIONAL INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-15476               68-0080601
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(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)         Identification No.)

    1890 Georgetown Road, Hudson, Ohio                        44236
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  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (330) 650-0444
                                                    --------------


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                           ZAXIS INTERNATIONAL INC.
                                  8K FILING


ITEM 5.     OTHER EVENTS

The Company has reached a tentative agreement with John E. Turner on terms and conditions for a significant investment in the Company. A closing date for the investment has not been set and is dependent upon the completion of Mr. Turner's private financing package.

The Company is seeking interim financing of a minimum of $250,000.00 to fund short term operating expenses.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Zaxis International Inc.

Date: January 31, 2001
      ----------------                    /s/JOHN HROBSKY
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                                          John Hrobsky
                                          President and Chief Executive Officer
                                          Zaxis International Inc.